                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2000

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                               Initial Depositor
             (Exact name of registrant as specified in its charter)

                        Semiconductor HOLDRS(SM) Trust
                     (Issuer with respect to the receipts)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                   333-33362
                           (Commission File Number)

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
             (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)



                               Page 1 of 5 pages.
                      The Exhibit Index appears at Page 4.
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Item 5. Other Events

          Intel Corporation announced a two-for-one stock split on its common stock payable to stockholders of record as of July 2, 2000. Intel will begin trading on a split-adjusted basis on July 31, 2000. As of July 31, 2000 the share amount of Intel, represented by a round-lot of 100 Semiconductor HOLDRS, will be 30.

          The share amounts set forth in Exhibit 99 below reflect all previous stock splits. The stock prices in the tables set forth in Annex A of the base prospectus will not be adjusted to account for the stock splits.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits

               (99) Semiconductor HOLDRS(SM) Trust Prospectus Supplement dated
                    June 30, 2000 to Prospectus dated May 4, 2000.








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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MERRILL LYNCH, PIERCE, FENNER &
                                    SMITH INCORPORATED



Date:  June 30, 2000          By:   /s/ STEPHEN G. BODURTHA
                                    ---------------------------
                                    Name:   Stephen G. Bodurtha
                                    Title:  Attorney-in-Fact







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                                 EXHIBIT INDEX

Number and Description of Exhibit                  Sequential
---------------------------------                  Page Number
                                                   -----------


(99) Semiconductor HOLDRS(SM) Trust Prospectus     Pg. 5
Supplement dated June 30, 2000 to
Prospectus dated May 4, 2000.












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